Supplement dated August 19, 2022 to

SUMMARY PROSPECTUS

Dated July 31, 2022

Ultra-Short Government Fund (SAFEX)

New Transfer Agent

Effective August 20, 2022, Ultimus Fund Solutions, LLC (“Ultimus”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474 will serve as the Fund’s transfer agent. Accordingly, all references to the transfer agent shall mean Ultimus and all references to any previous transfer agent will be deleted.

As a result of this change, the 2nd paragraph under “Purchase and Sale of Fund Shares” of the Fund’s Summary Prospectus is deleted and replaced with the following:

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, ℅ Ultimus Fund Solutions, P.O. Box 541150, Omaha, Nebraska 68154), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.